UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 27, 2016, the New York Stock Exchange (“NYSE”) issued a press release announcing that the staff of NYSE Regulation determined to suspend trading immediately and commence proceedings to delist the common stock of Violin Memory, Inc. (“Violin”) (ticker symbol: VMEM) from the NYSE. On October 28, 2016, the NYSE notified Violin in writing of the determination to suspend trading and commence proceedings.

The notification states that NYSE Regulation reached its determination pursuant to Section 802.01B of the NYSE’s Listed Company Manual because Violin is not in compliance with the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization over a thirty trading-day period of at least $15,000,000.

The notification further states that Violin has a right to a review of NYSE Regulation’s determination by a Committee of the Board of Directors of the NYSE, and that the NYSE will apply to the Securities and Exchange Commission to delist Violin’s common stock upon completion of all application procedures, including any appeal by Violin of NYSE Regulation’s determination. Violin will consider all of its options, including its option to pursue a review, in responding to the notification.

Violin’s common stock commenced trading on the OTCQX Market on October 28, 2016, and trading will continue under the “VMEM” ticker symbol.

Item 7.01  Regulation FD Disclosure.

As required under the NYSE’s rules, Violin issued a press release on October 28, 2016, announcing the NYSE’s press release and notification, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the press release, is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title
99.1	Press release of Violin Memory, Inc., dated October 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: October 28, 2016	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of Violin Memory, Inc., dated October 28, 2016